UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement
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[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDEN QUEEN MINING CO. LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 30, 2012

The 2012 Annual General Meeting of Shareholders of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 30, 2012 at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2011 together with the report of the independent auditors thereon;

2.	To fix the number of directors at five;

3.	To elect directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of BDO Canada LLP as independent auditors of the Company for the financial year ended December 31, 2012;

5.	To consider an advisory vote on the executive compensation; and

6.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 18, 2012, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1. Shareholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 27th day of April, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on May 30, 2012.
The Golden Queen Mining Co. Ltd. Proxy Statement and 2011 Annual Report to Shareholders
are available online at www.goldenqueen.com

GOLDEN QUEEN MINING CO. LTD.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 30, 2012

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 18, 2012, one Canadian dollar was equal to approximately $1.01 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 30, 2012, at the offices of Morton & Company, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about April 27, 2012.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at five, “FOR” the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the resolution to ratify the appointment of BDO Canada LLP as independent auditors of the Company for the fiscal year ended December 31, 2012, and “FOR” the resolution approving the compensation awarded by the Company to the named executive officers. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 18, 2012 (the “Record Date”) there were 97,978,383 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued
Landon T. Clay Providence, RI	3,393,018	Sole voting and investment control	3.5%
	9,338,612 (2)(3)(4)	Shared voting and investment control	13.78%
Thomas M. Clay Providence, RI	1,169,223(5)	Sole voting and investment control	1.19%
	14,502,028(2)(4)(6)	Shared voting and investment control	14.8%
Harris Clay Augusta, GA	15,964,854(3)(4)(6)	Shared voting and investment control	16.3%
Jonathan C. Clay Bronxville, NY	1,081,686	Sole voting and investment control	1.10%
	8,115,580(4)(7)	Shared voting and investment control	8.28%
Soledad Mountain LLC Delaware	7,258,330(7)	Shared voting and investment control	7.41%
Sprott Inc. Toronto, ON	11,254,400(8)	Sole voting and investment control	11.49%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.com, or from the shareholder, and includes direct and indirect holdings.

(2)	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 3,524,268 shares.
(3)	Landon T. Clay and Harris Clay have shared voting and investment control of 4,997,094 shares.
(4)	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
(5)	Includes 300,000 shares issuable upon exercise of options.
(6)	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.
(7)	Jonathan C. Clay and Soledad Mountain LLC have shared voting and investment control of 7,258,330 shares.
(8)	Sprott Canadian Equity Fund holds 7,186,900 of these shares as portfolio manager.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors proposes to fix the number of directors at five and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Edward G. Thompson, Gordon C. Gutrath, Chester Shynkaryk, and Thomas M. Clay.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT FIVE AND “FOR” THE ELECTION OF EACH NOMINEE.

Five candidates will be elected by a plurality of affirmative votes. That is, the five candidates that receive the highest number of affirmative votes will be elected to serve on the Board.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation, Qualifications, and Other Directorships During Past Five Years[2]
H. LUTZ KLINGMANN Director, President, CEO West Vancouver, BC, Canada	March 1, 2001	355,900	Mr. Klingmann was appointed president of the
Company on November 29, 2002. He also serves
as a director of Minto Explorations, Ltd. and has
served as such since its inception in 1993. Mr.
Klingmann is a registered professional engineer
			in British Columbia.
CHESTER SHYNKARYK[3][4] Director Delta, BC, Canada	November 21, 1985	95,000	Mr. Shynkaryk served as the president of the Company from 1985 to 1995, and as the secretary from 1996 to 2004. In addition, he serves as a director of Global Met Coal Corporation.
GORDON C. GUTRATH[3] Director Vancouver, BC, Canada	August 14, 1987	170,200	Mr. Gutrath’s principal occupation is president
of Atled Exploration Management Ltd. Mr.
Gutrath served as president of Queenstake
Resources Ltd. from 1977 until 1985. Mr.
Gutrath has been a registered professional
			engineer in British Columbia since 1969.
EDWARD G. THOMPSON[3][4] Director, Chairman Toronto, ON, Canada	November 25, 1994	452,500	Mr. Thompson’s principal occupation is
president of E.G. Thompson Mining
Consultants, Inc. He also serves as a director of
Copper Reef Mining Corporation, Tri Origin
Exploration Ltd., Rae-Wallace Mining
Company and Stratabound Minerals Corp. He
has been a member of the Professional
			Engineers of Ontario since 1961.
THOMAS M. CLAY[4] Director Peterborough, NH, United States of America	January 13, 2009	15,661,251[5][6][7]	Mr. Clay’s principal occupation is vice-
president of East Hill Management Company,
LLC. He also serves as a director of The Clay
Mathematics Institute, Inc., and of
ThromboGenics NV. Mr. Clay is a graduate,
magna cum laude, of Harvard University and
			Oxford University.

[1]

Based upon information furnished to Golden Queen by either the directors and executive officers or from the insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.com.

[2]	The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.
[3]	Member of Audit Committee.
[4]	Member of Compensation Committee.
[5]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 3,524,268 shares.
[6]	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
[7]	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.

H. Lutz Klingmann has been the president of the Company since 2002. Mr. Klingmann is primarily responsible for the recent permitting approvals of the Soledad Mountain Project by the Kern County Planning Commission and other state agencies. The Board believes that Mr. Klingmann’s expertise and experience as a professional engineer, in mine development, and specifically in regards to the Soledad Mountain Project, is valuable to the Board.

Chester Shynkaryk was the former president of the Company for ten years, and as such, has extensive knowledge of the Company’s business and operations. The Board believes that Mr. Shynkaryk’s knowledge of the Soledad Mountain Project and its history is valuable to the Board.

Gordon C. Gutrath has been on the Board since 1987 and has extensive knowledge of the Company’s business and operations. Mr. Gutrath’s experience as a professional geologist and his independence from management make him a valuable member of the Board.

Edward G. Thompson has been on the Board since 1994 and has extensive knowledge of the Company’s business and operations. Mr. Thompson’s experience and his independence from management make him a valuable member of the Board.

Thomas M. Clay represents the interests of certain significant shareholders of the Company, and as such, the Board believes that Mr. Clay is valuable as a member of the Board.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 18, 2012 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
H. LUTZ KLINGMANN, Director, President, CEO, Secretary West Vancouver, BC	355,900	0.36%
CHESTER SHYNKARYK, Director Delta, BC	95,000	0.10%
GORDON C. GUTRATH, Director Vancouver, BC	170,200	0.17%
EDWARD G. THOMPSON, Director Toronto, ON	452,500	0.46%
THOMAS M. CLAY, Director Peterborough, NH	15,661,251[2][3][4]	16.4%
G. ROSS McDONALD, CFO North Vancouver, BC	Nil	0%
All officers and directors (6) persons	18,083,048	18.45%

[1]

These amounts exclude beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 500,000 shares issuable to Lutz Klingmann, 400,000 shares issuable to Chester Shynkaryk, 200,000 shares issuable to Gordon Gutrath; 350,000 shares issuable to Edward Thompson; and 300,000 shares issuable to Thomas M. Clay.

[2]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 3,524,268 shares.
[3]	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
[4]	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2011, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since
Edward G. Thompson	75	Director	November 25, 1994
H. Lutz Klingmann	72	Director President CEO Secretary	March 1, 2001 November 29, 2002 May 21, 2009 May 21, 2009
Chester Shynkaryk	67	Director	November 21, 1985
Gordon C. Gutrath	74	Director	August 14, 1987
Thomas M. Clay	27	Director	January 13, 2009
G. Ross McDonald	73	CFO	May 2, 2011

All of the officers identified above serve at the discretion of the Board of Directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2011, the Board of Directors held one directors’ meeting. All other matters which required Board approval were consented to in writing by all of the Company’s directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. The members of the Audit Committee are Chester Shynkaryk, Edward G. Thompson and Gordon C. Gutrath. Chester Shynkaryk is the Chair and the “financial expert” of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is available on our website at www.goldenqueen.com.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2011; (2) received a report from BDO Canada LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Public Company Accounting Oversight Board Rule 3526; and (4) considered whether or not the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Submitted by the Audit Committee.
Chester Shynkaryk, Chair
Edward G. Thompson, Member
Gordon C. Gutrath, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plan and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Edward G. Thompson, Chester Shynkaryk and Thomas M. Clay. The Board of Directors has not adopted a written charter for the Compensation Committee.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Board is of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

Directors’ fees were paid to each director in the amount of C$2,000, or $2,000 as appropriate, for the year ended December 31, 2011. The fees in respect of each year are due on December 1 of that year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Golden Queen’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year whose total compensation was, individually, more than $150,000 (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lutz Klingmann President, CEO	2011	$137,748	Nil	Nil	Nil	Nil	Nil	2,022	$139,770
	2010	$141,293	Nil	Nil	Nil	Nil	Nil	1,974	$141,293
	2009	$116,776	Nil	Nil	$91,792[1]	Nil	Nil	Nil	$208,568
G. Ross McDonald[2] CFO	2011	$20,218	Nil	Nil	Nil	Nil	Nil	Nil	$20,218

[1] The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 6 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2009.
[2] G. Ross McDonald was appointed the Chief Financial Officer on May 2, 2011.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The Board of Directors approves the issuance of stock options to our directors, officers, employees and consultants. Unless otherwise provided by the Board of Directors, all vested options are exercisable for a term of five years from the date of grant. During the fiscal year ended December 31, 2011, no options were granted to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Lutz Klingmann President	500,000	Nil	Nil	$0.26	January 28, 2014
Chester Shynkaryk Director	400,000	Nil	Nil	$0.26	January 28, 2014
Gordon Gutrath Director	200,000	Nil	Nil	$0.26	January 28, 2014
Edward Thompson Director	350,000	Nil	Nil	$0.26	January 28, 2014
Thomas M. Clay Director	300,000	Nil	Nil	$0.26	January 28, 2014

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL
YEAR AND FISCAL YEAR-END OPTION VALUES

1,200,000 stock options at a price of C$0.77 per share were exercised by the directors during the Company’s fiscal year ended December 31, 2011 as follows:

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Lutz Klingmann	350,000	$745,500
Chester Shynkaryk	300,000	$825,000
Gordon Gutrath	250,000	$592,500
Edward Thompson	300,000	$622,000
Total:	1,200,000	$2,785,000

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen other than the following: The Company amended a consulting services agreement originally entered into in 2004 with Mr. H.L. Klingmann, the President of the Company, in May of 2010. Under the original agreement, upon receipt by the Company of a feasibility study and a production decision made by the Company, a bonus of 150,000 common shares would be issued and upon commencement of commercial production on the Property, a bonus of 150,000 common shares would be issued. Pursuant to the amended agreement, an alternative 300,000 bonus shares would be issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2011, the milestones had not been reached and no accrual was made in connection with these arrangements.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2011 were Edward G. Thompson, Chester Shynkaryk and Thomas M. Clay. Mr. Shynkaryk was president of the Company until December 1, 1995 and served as Secretary until 2004.

Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee has no formal process for determining appropriate base salary ranges. Currently the Company pays executive compensation in the form of a base salary to its President only. The base salary to the President was based on a proposal from the President, which was accepted by the Company after considering his experience and expected responsibility and contribution to the Company.

Stock options are granted to senior management to align the financial interests of management with the interests of shareholders of the Company and to encourage senior management to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

The Compensation Committee may not delegate any of its authority to other persons.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an employee of the Company during the fiscal year ended December 31, 2012 (or subsequently). No current member of the Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and this Proxy Statement, we have:

  reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
  based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10K for the fiscal year ended December 31, 2011 and this Proxy Statement on Schedule 14A.
Submitted by the Compensation Committee.
Chester Shynkaryk, Member
Edward G. Thompson, Member
Thomas M. Clay, Member

PERFORMANCE GRAPH

The performance graph below shows the Company’s cumulative total return based on an initial investment of $100 in GQM common stock, as compared with the S&P/TSX Global Gold Index. The chart shows performance marks as of the last trading day during each of the last five years.

	December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Company	100	46	114	333	337
S&P/TSX Global Gold Index (TITTGD)	100	101	107	136	116

COMPENSATION OF DIRECTORS

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 2008 Stock Option Plan (the “Plan”). The following is a summary of the material terms of the Plan in accordance with the rules and policies of the Toronto Stock Exchange (the “Exchange”):

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 7.5% of the number of issued and outstanding shares of the Company;

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan;

iv)

options granted and outstanding under our previous 1996 Stock Option Plan will be governed by the Plan. There are currently no stock options granted and outstanding pursuant to the Company’s previous stock option plan;

v)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award); or the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the Board of Directors in its sole discretion as of the date of grant, and shall not be less than:

(a) if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b) if the Company’s shares are listed for trading on an Exchange at the date of grant, the closing price of the Company’s shares on the day immediately preceding the date of grant;

viii)	The purchase price for securities under the Plan cannot be below the VWAP for the five trading days immediately prior to the date of award;

ix)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

x)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

xi)

the Board of Directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable approvals, if required;

xii)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board of Directors;

xiii)

the expiry date of an option shall be the date so fixed by the Board of Directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiv)

any options granted pursuant to the Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xv)	options may not be assigned or transferred;

xvi)

the Board may amend the Plan and the terms and conditions of any Option thereafter to be granted without shareholder approval, unless shareholder approval is expressly required under any relevant law, rule or regulation, or the policies of the Exchange;

xvii)	any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at general meetings where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b) the Exchange, or any stock exchange on which the Shares may then be listed for trading;

xviii)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xix)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years; and

xx)	there are no entitlements under the Plan previously granted and subject to ratification by security holders.

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2011 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the fiscal year ended December 31, 2011 was $175,131, $137,748 of which was paid to Lutz Klingmann for his services as president of the Company and $2,022 of which was paid to Lutz Klingmann as director’s fees, $27,295 was paid to Chester Shynkaryk as a consulting fee, $2,022 of which was paid to Chester Shynkaryk as director’s fees, $2,022 of which was paid to Gordon Gutrath as director’s fees, $2,022 of which was paid to Edward Thompson as director’s fees and $2,000 of which was paid to Thomas M. Clay as director’s fees. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

REPORT OF CORPORATE GOVERNANCE

The Canadian Securities Administrators have adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) (the “Guidelines”), both of which came into force as of June 30, 2005 and effectively replaced the corporate governance guidelines and disclosure policies of the Toronto Stock Exchange. NI 58-101 requires issuers such as the Company to disclose the corporate governance practices that they have adopted, while NP 58-201 provides guidance on corporate governance practices. In this regard, a brief description of the Company’s system of corporate governance, with reference to the items set out in NI 58-101 and NP 58-101 is set forth below.

The Board of Directors and management recognize that effective corporate governance is important to the direction and operation of the Company in a manner which ultimately enhances shareholder value. As a result, the Company has developed and implemented, and continues to develop, implement and refine formal policies and procedures which reflect its ongoing commitment to good corporate governance. The Company believes that the corporate governance practices and procedures described below are appropriate for a company such as the Company.

Board of Directors

The Board is responsible for overseeing management of the Company and determining the Company’s strategy and for determining whether or not a director is independent. In making this determination, the Board has adopted the definition of “independence” as set forth in NI 58-101 and NP 58-201, which recommends that a majority of the Board of Directors be considered “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships. As at the date of this Management Information Circular, there are five directors on the Board, Lutz Klingmann, Chester Shynkaryk, Gordon Gutrath, Edward Thompson, and Thomas M. Clay. Of the five directors, Chester Shynkaryk, Gordon Gutrath, and Edward Thompson are considered independent. Lutz Klingmann, President of the Company, and Thomas M. Clay, are not considered independent. Subject to the approval of the proposed slate for election on May 30, 2012, there will be five directors on the Board, three of whom will be considered independent and two of whom will be considered non-independent.

Other Directorships

The following table sets forth the current directors of the Company who are directors of other reporting issuers:

Lutz Klingmann	None
Chester Shynkaryk	Global Met Coal Corporation
Gordon Gutrath	None
Edward Thompson	Copper Reef Mining Corporation Stratabound Minerals Corp. Tri Origin Exploration Ltd. Rae-Wallace Mining Company
Thomas M. Clay	ThromboGenics NV

Director Meetings

The Audit Committee, comprised entirely of independent directors, meets four times a year. Chester Shynkaryk acts as chairman of such meetings.

During the fiscal year ended December 31, 2011, the Board held one meeting, at which each director was in attendance.

Board Mandate

The Board of Directors of the Company is responsible for supervising management in carrying on the business and affairs of the Company. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. The Board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas:

(a)	the strategic planning process of the Company;
(b)	identification and management of the principal risks associated with the business of the Company;
(c)	planning for succession of management;
(d)	the Company’s policies regarding communications with its shareholders and others;
(e)	the establishment by the Company of, and compliance with, appropriate environmental policies; and
(f)	the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the full Board and its committees. The Company’s former president and chief executive officer, Edward G. Thompson, was a member of the Board, and the Company’s present president, Lutz Klingmann, is a member of the Board, giving the Board direct access to information on his areas of responsibility

The reports and information provided to the Board on a regular basis discuss the Company’s operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company’s operations. At least semi-annually, management reports to the Board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the Board may be involved with management in developing recommendations to the full Board on particular issues such as acquisitions or financings. Certain areas of the Board’s responsibility are delegated to regular or special committees of the Board which report back to the full Board on their considerations.

The Guidelines recommend that a Board of Directors should implement a system which enables an individual director to engage an outside adviser at company expense in certain circumstances. While the Board has not formalized any such system, the members of the Board are aware that they have the right to retain outside advisers, at the Company’s expense, when appropriate. The Guidelines recommend that a Board of Directors should examine its size with a view to its effectiveness. The Board is satisfied that its current size is appropriate to effectively perform its duties.

The Guidelines recommend that a Board of Directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The Board as a whole takes responsibility for developing the Company’s approach to corporate governance issues, including, among other things, the Company’s response to the Guidelines.

Position Descriptions

The Board has developed written position descriptions for the chair of the Board and the chair of each Board committee.

The Board has developed a written position description for the CEO.

Orientation and Continuing Education

Management provides new directors with an overview of their role as a member of the Board and its Committees, and the nature and operation of the Company’s business and affairs. New directors also have the opportunity to discuss the Company’s affairs with legal counsel and the representative of the Company’s external auditors. New directors are also provided with opportunities to visit the mine sites and are invited to have discussions with the Company’s operating personnel.

The directors are focused primarily on Project development and corporate/securities regulatory compliance. Four of the five directors on the Board have significant mining or advanced resource property development experience with public companies. The remaining director is a nominee of a controlling shareholder group. All directors are in regular contact with the President of the Company regarding the status of the Project and Company matters. The Board considers the foregoing factors as being sufficient to establish that the Board has the appropriate and current skill and knowledge necessary to meet their obligations as directors of the Company.

Ethical Business Conduct

The Board has adopted a Code of Ethics For Senior Financial Officers (the “Code”) as a guideline for the oversight of the ethical conduct of management. The Company’s audit committee monitors compliance with the Code, and the Board and audit committee are responsible for granting any waivers from the Code. During the recently completed fiscal year, there was no conduct by a director or executive officer that constituted a departure from the Code and no material change report in that respect has been filed. The Company Code of Conduct is available on the Company’s website.

Nomination of Directors

The Company does not have a nominating committee. Although the Company does not have a nominating committee, the Board is satisfied that in view of size and composition of the Board, it is more efficient and cost effective for the full Board to perform the duties of the nominating committee as set out in the Guidelines. The Board recruits new directors as needed from time to time. Any appointment of a new director requires Board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

Compensation

The Company has a compensation committee (the “Compensation Committee”) that consists of Edward Thompson, Chester Shynkaryk, and Thomas M. Clay. As a result, the Compensation Committee is composed entirely of “independent” directors. The Compensation Committee does not currently have a written charter, but is in the process of developing one. The Compensation Committee has been established to:

  assess the Company’s policies and practices respecting compensation of senior officers and directors of the Company and to advise the Board respecting same; and

  oversee the preparation of the Company’s public disclosure regarding executive compensation practices.

Other Board Committees

The Company does not have any standing committees other than the audit committee and the compensation committee.

Assessments

Other than as contemplated in the Code, the Board does not have formal policies or processes in place to review and assess the performance of the directors. The Board is of a small size, and all members, save one, have a long history of Board membership. For this reason, the Board has not implemented formal procedures and processes to assess performance of directors and committees.

In the Board’s opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The Board will continue to review, and change where necessary, its approach to corporate governance.

Shareholder Communication

The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Board. Any shareholder who wishes to communicate with the Board may do so in writing, by telephone or fax or by email.

The chair of the Audit Committee is the Board’s communications designee. He will review all communications and report on the communications as appropriate.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management. Pursuant to its charter, the Company’s Compensation Committee reviews and approves all related party transactions on an ongoing basis.

The Company amended a consulting services agreement originally entered into in 2004 with Mr. H.L. Klingmann, the President of the Company, in May of 2010. Under the original agreement, upon receipt by the Company of a feasibility study and a production decision made by the Company, a bonus of 150,000 common shares would be issued and upon commencement of commercial production on the Property, a bonus of 150,000 common shares would be issued. Pursuant to the amended agreement, an alternative 300,000 bonus shares would be issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2011, the milestones had not been reached and no accrual was made in connection with these arrangements.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Canada LLP was appointed as Golden Queen’s independent auditors on November 13, 1996. BDO Canada LLP served as Golden Queen’s independent auditors for the fiscal year ended December 31, 2011, and has been appointed by the Board to continue as Golden Queen’s independent auditor for the fiscal year ending December 31, 2012, and until the next annual general meeting of shareholders.

Representatives of BDO Canada LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The fees for services provided by BDO Canada LLP for the fiscal years ended 2010 and 2011 were as follows:

Fees	2010	2011
Audit fees	$134,500	$144,086
Audit related fees	$-	$-
Tax fees	$2,050	$12,740
All other fees	$Nil	$Nil

Although the appointment of BDO Canada LLP is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2012. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2013.

Section 10A)i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement.

The Company seeks to provide our executives with appropriate incentives to drive the success of our business. We strive to design programs that are performance-based and that encourage executives to further the overall business strategy of the company. We provide compensation that is competitive to retain high-quality executives to produce successful results for shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. We believe that the Company’s Named Executive Officer compensation programs have been effective at appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

The vote on this resolution is advisory and therefore not binding on the Company, the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION AWARDED BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE DISCLOSURES IN THIS PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2013 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2012, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, WEST VANCOUVER, BC, V7W 2J5.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 27th day of April, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

GOLDEN QUEEN MINING CO. LTD.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on May 30, 2012

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Time, on Monday, May 28, 2012.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

15MA12157.E.sedar/000001/000001/i

Appointment of Proxyholder

I/We, being holder(s) of Golden Queen Mining Co. Ltd. hereby appoint: H. Lutz Klingmann, President of the Company, or failing him, Edward Mayerhofer, solicitor for the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at #1200 - 750 West Pender Street, Vancouver, BC, V6C 2T8, on May 30, 2012 at 10:00 AM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at five.	☐	☐

2. Election of Directors

	For	Withhold		**For**	Withhold		**For**	Withhold
01. H. Lutz Klingmann	☐	☐	02. Gordon C. Gutrath	☐	☐	03. Chester Shynkaryk	☐	☐
04. Edward G. Thompson	☐	☐	05. Thomas Clay	☐	☐			

Fold

	For	Withhold
3. Appointment of Auditors Appointment of BDO Canada LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement dated April 27, 2012.	☐	☐

Fold

	For	Against
5. Proxyholder Authority To grant the proxyholder authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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